Stifel Financial Corp. November 2014 Exhibit 99.1

Disclaimer
Forward-Looking Statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel
Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,”
“intend,” “anticipate,” “expect,” and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.
You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.
Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.
Use of Non-GAAP Financial Measures
The Company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income from continuing operations before income taxes, provision for income taxes, net income from continuing operations, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the Company’s financial results for the three and nine months ended September 30, 2014. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s financial performance.

Stifel Overview

Stifel – Premier Investment Bank and Full-Service Investment Firm
Stifel at a Glance
Core Net Revenue - $2,199 million (TR12)
Global Wealth Management (GWM)
Net Revenue - $1,215million (TR12)
Private Client
Stifel Bank & Trust
Margin and Securities-based Lending
Asset Management
Institutional Group (IG)
Net Revenue - $988 million (TR12)
Equity & Fixed Income Capital Raising
M&A Advisory / Restructuring
Institutional Equity and Fixed Income Brokerage
Independent Research
Low leverage (3.2x) (1) (2) , $2.2 billion stockholders’ equity (2) and $3.1 billion market capitalization (3)
34% Insider ownership aligns employees' interests with other shareholders (4)
Over 6,000 associates (2)
Balanced business mix (56% GWM / 44% IG) (9M 2014 net revenues)
Over 2,000 financial advisors (2) with $173 billion in combined client assets (2) – national presence
Largest U.S. equity research platforms with over 1,400 stocks under coverage (2)
Broad investment banking and institutional sales and trading capabilities – domestic and international
(1) Assets / equity (as adjusted).
(2) As of 9/30/2014.
(3) As of 11/10/2014.
(4) Insider ownership percentage includes all fully diluted shares, units outstanding and options outstanding, as of 9/8/2014.

Rank	Firm	Brokers
1	Morgan Stanley Wealth Management	16,426
2	Bank of America Merrill Lynch	15,624
3	Wells Fargo Securities	15,146
4	UBS[1]	7,000
5	**Raymond James[2]**	**6,202**
6	**Stifel**	**2,085**
7	RBC Capital Markets	1,900
8	**Oppenheimer & Co Inc**	**1,390**
9	JPMorgan	800
10	Deutsche Bank	772
11	**Janney Montgomery Scott**	**725**
12	**Robert W Baird & Co**	**709**
13	**Sterne Agee & Leach Inc**	**560**
14	**Stephens Inc.**	**526**
15	**Southwest Securities Inc**	**464**
16	**Canaccord Genuity Corp**	**425**
17	**Wedbush Securities Inc**	**400**
18	**DA Davidson & Co**	**320**
19	Barclays Capital	250
20	**Lazard Capital Markets**	**235**

Bulge Bracket Boutique
Leading broker-dealer providing wealth management and
institutional services to consumers and companies
Stifel’s Differentiated Value Proposition: Growth, Scale and Stability
Institutional Wealth Management
Retail Brokerage by Number of Brokers
Size  / scale
Large distribution
Trading
Retail
Issues
Lack of focus
Banker turnover
Lack of commitment
Research indifference
Lack of growth investors
Firm focus
Good research
Growth investor access
Issues
Financial / firm stability
Trading support
Few with retail
Size  / scale
Firm focus
Stability (financial & personnel)
Large distribution
Trading
Outstanding research
Retail
LARGEST provider of U.S. equity research
2
nd
LARGEST Equity trading platform in the U.S.
outside of the Bulge Bracket firms
(3)
FULL SERVICE investment banking with
expertise across products and industry sectors
ACCESS TO top ten private client platform
Source: SIFMA and publicly available information for U.S. brokerage networks.
Note:  Includes investment banks only. .
(1) Represents Wealth Management Americas segment only.
(2) Excludes 3,685 independent contractors.
(3) Based on 2013 U.S. trading volume per Bloomberg.

STIFEL

22% CAGR
18th Consecutive Years of Record Net Revenues
$178
$188
$217
$247
$264
$452
$763
$870
$1,091
$1,384
$1,417
$1,594
$1,978
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Net Revenues ($M)

2005
Legg Mason’s
Capital Markets
Division  Acquired
2009
56 UBS Private Client
Branches Acquired
2010
Thomas Weisel
Partners Merger
2007
Ryan Beck
Acquisition
2011
Stone & Youngberg
Acquisition
2013
Keefe, Bruyette &
Woods
Acquisition
2012
#1 Ranked in
FT/StarMine
Award*
2008
#1 Ranked in FT/StarMine
Stock Picking
2010
#1 Ranked in both
FT/StarMine & WSJ
Best on the Street
Unwavering Commitment
2013
Knight Capital
Group’s Fixed
Income Division
2013
#2 Ranked in
FT/StarMine
Award
2013
Acacia Bank &
Ziegler Lotsoff
2007
Acquired Stifel Bank
& Trust
2014
De La Rosa,
Oriel Securities
& 1919 IC
Significant Growth
2012
Miller Buckfire
2008
Butler Wick

STIFEL

1919 INVESTMENT COUNSEL

Oriel SECURITIES

DE LA ROSA INVESTMENT BANKERS

Ziegler Lotsoff CAPITAL MANAGEMENT, LLC

ACACIA

KBW

MILLER BUCKFIRE

S&Y STONE & YOUNGBERG

Thomas Weisel Partners
Experts in Growth

BW ButlerWick investments-trust-insurance

FIRSTSERVICE BANK RELATIONSHIP BANKING

RYAN BECK & CO.

LEGG MASON CAPITAL MARKETS

Building Scale
Growth Focused
Investment Banking
Research, Sales and Trading
Achieved cost efficiencies
July 2010
Private Client
Revenue production has exceeded
expectations
October 2009
Significant enhancement to our
Capital Markets business
Achieved cost savings objectives
December 2005
Bank holding company
Financial holding company
Grown assets from ~ $100M to $5.0B
April 2007
Private Client
Public Finance
Seamless & efficient integration
December 2008
Fixed Income IB
Fixed Income Sales and Trading
Private Client
Seamless & efficient integration
October 2011
FIG Investment Banking
FIG Sales and Trading / Research
Exceeded expectations
February 2013
56 UBS Branches
Private Client
Capital Markets
Achieved cost savings objectives
February 2007
Restructuring advisory
December 2012
Knight
Fixed Income
Fixed Income Sales and
Trading – U.S. & Europe
Fixed Income Research
July 2013
Asset Management
Over $4 billion in assets
November 2013
Clean portfolio of 1-4 family
residential mortgages
October 2013
Each merger has been accretive to Stifel and retention remains high
California-based investment
bank and bond underwriter
April 2014
UK-based full service
investment bank
July 2014
Customized investment
advisory and trust services
November 2014

STIFEL

KBW

Oriel SECURITIES

1919 INVESTMENT COUNSEL

Closed July 31, 2014
Full-service broker-dealer based in London
Research, sales, trading and investment banking
23 analysts covering more than 260 UK companies in 9 industries
Integration and conversion efforts scheduled for Q1 2015
Added approximately $3.5 million in incremental non-compensation expenses in the third quarter
Acquisition Updates
Closed November 7, 2014
$9.4 billion in AUM as of September 30, 2014
Provides customized investment advisory, trust and family offices services
Clients include individuals, families, and institutions
1919 is the year their legacy firm was founded
Offices are located in Baltimore, Cincinnati, New York and Philadelphia
Closed February 15, 2013
Consolidation is complete
2014 #1 Bank M&A Advisor based on deal value¹
Advised on 11 of Top 20 bank mergers YTD¹
FIG ECM market share up 60+% from FY2012 through 1 st 9M 2014
Outperforming equity brokerage desk
¹As of 11/12/14.

GWM
58%
IG
42%

GWM
56%
IG
44%

GWM
70%
IG
30%

GWM
69%
IG
31%

Well-diversified, low risk business model with balanced retail and institutional exposure

Unburdened by capital constraints
Low leverage business model and conservative risk management
Limited balance sheet risk
Stable wealth management business is augmented by profitable and growing institutional business
Drive revenue synergies by leveraging the wealth management and institutional business
Net Revenues
9M 2013 9M 2014
Core Operating Contribution
9M 2013 9M 2014
Balanced business model facilitates growth in all market environments
Note: Net revenues and operating contribution percentages excludes the Other segment. Refer to slide 30 for additional segment information.

STIFEL

$2,500
$2,000
$1,500
$1,000
$500
$0
$452
$763
$870
$1,091
$1,384
$1,417
$1,594
$1,978
$1,635
2006
2007
2008
2009
2010
2011
2012
2013
9M14

$250
$200
$150
$100
$50
$0
$40
$67
$73
$76
$125
$114
$145
$185
$152
2006
2007
2008
2009
2010
2011
2012
2013
9M14

Demonstrated ability to grow through all market environments while maintaining solid profitability
(1) CAGR reflects years 2006 to 2013.
CAGR: 24%
Core Net Revenues ($MM) (1) Core Net Income ($MM) (1)
Financial Crisis Financial Crisis
CAGR: 24%

PROJECTED INCREASE IN PRE-TAX EARNINGS FROM A 200 BPS RISE IN RATES
($ millions; as of September 30, 2014)
Key Assumptions:
• Based on static balances on
September 30, 2014 and an
instantaneous change in
rates
• Ultimately, the amount
earned by clients and kept
by the firm will be influenced
by market/competitive
pricing, rates available on
substitute products, the
firm’s philosophy/ strategy,
etc.
• The firm is expected to keep
40 bps of the every 100 bps
increase and pass the
remaining 60 bps to clients
$15 - 20
$60 - 70 (19 - 22%)* $45 - 50
*: % based upon 3Q'14 annualized non-GAAP results
Account and Service Fees in
PCG
Projected Incremental Pre-Tax
Earnings
Net Interest Income
Interest Rate Risk Profile

Segment Overview – Global Wealth Management

STIFEL

$1,200
$900
$600
$300
$0
$231
$441
$471
$596
$843
$908
$992
$1,117
$922
2006
2007
2008
2009
2010
2011
2012
2013
9M 14

$350
$300
$250
$200
$150
$100
$50
$0
$50
$96
$98
$104
$194
$235
$267
$300
$263
2006
2007
2008
2009
2010
2011
2012
2013
9M 14

(1) Includes Independent Contractors.
(2) CAGR reflects years 2006 to 2013.
Global Wealth Management
Provides Securities Brokerage Services and Stifel Bank Products
CAGR: 29% CAGR: 25%
Net Revenues ($MM) (2) Core Operating Contribution ($MM) (2)
Overview National Presence
Grown from 600+ financial advisors in 2005 to over
2,000
(1)
financial advisors currently
Proven organic growth and acquirer of private client
business
Individual investors are generally mid- to long-term
buyers
Goal of providing price stability and support to the
institutional order book
Strategy of recruiting experienced advisors with
established client relationships
Expanding U.S. footprint

STIFEL

2,100
1,800
1,500
1,200
900
600
300
0
735
1,163
1,315
1,885
1,935
1,987
2,041
2,077
2,096
2006
2007
2008
2009
2010
2011
2012
2013
Q3 14

350
300
250
200
150
100
50
0
111
148
196
272
285
291
307
316
326
2006
2007
2008
2009
2010
2011
2012
2013
Q3 14

800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
213,973
340,235
375,165
607,661
635,842
654,625
681,818
703,663
719,642
2006
2007
2008
2009
2010
2011
2012
2013
Q3 14

180,000
150,000
120,000
90,000
60,000
30,000
0
35,446
59,299
52,733
93,845
113,585
122,466
137,855
165,570
172,742
2006
2007
2008
2009
2010
2011
2012
2013
Q3 14

14 (1) Includes Independent Contractors. Global Wealth Management Key Operating Metrics Accounts Financial Advisors (1) Assets Under Management ($MM) Branches

STIFEL

5%
39%
56%
Cash
Investment Securities
Loans Receivable

1%
7%
33%
41%
15%
3%
ABS
Corporates
Munis
Agency MBS
MBS
CMBS

33%
1%
1%
22%
43%
Securities-based lending
Commercial and industrial
Residential real estate
Home equity lines of credit
Commercial real estate

15 15
Note: Data as of 9/30/14
(1) Average interest earning assets as of 9/30/14.
(2) Non-agency MBS makes up less than 1% of Investment Portfolio.
(3) Construction and Land and Commercial Real Estate make up less than 1% of the loan portfolio.
Interest Earnings Assets (1) Investment Portfolio
Total: $5.0 Billion Total: $2.7 Billion
(2)
Stifel Bank and Trust
Total: $1.9 Billion
(3)
Loan Portfolio (Gross)
Acquired FirstService Bank, a St. Louis-based,
Missouri-chartered commercial bank, in April 2007
Stifel Financial became a bank holding company and
financial services holding company
Balance sheet growth with low-risk assets
Funded by Stifel Nicolaus client deposits
Maintain high levels of liquidity
Overview Strength of Brokerage Position
Offers banking products (securities based loans and
mortgage loans) within the GWM client base,
including establishing trust services
Built-in source of business
High net worth clients
Highly efficient due to lack of “brick and mortar”
deposit focused facilities

STIFEL

1919 Investment Counsel		
Ziegler Capital Management, LLC		
EquityCompass Strategies		
Montibus Capital Management LLC		
Washington Crossing Advisors		
Thomas Weisel Capital Management

$9.4 Billion
$5.9 Billion
$2.4 Billion
$880 Million
$700 Million
$300 Million
Assets¹
Location
Growing Asset Management Capabilities

¹Asset as of September 30, 2014. Includes assets under advisement and assets under management
Missouri Valley Partners merged with Ziegler Capital Management, LLC on 10/31/2014
Total Assets: $19.6 Billion¹
Baltimore, New York,
Cincinnati, Philadelphia
Chicago, Milwaukee,
St. Louis
Baltimore, MD
Portland, OR
Florham Park, NJ
San Francisco, CA

Segment Overview – Institutional Group

STIFEL

$1,200
$900
$600
$300
$0
$455
$559
$587
$668
$626
$507
$605
$861
$721
2006
2007
2008
2009
2010
2011
2012
2013
9M 14

$800
$600
$400
$200
$0
$401
$494
$412
$419
$425
$329
$357
$576
$475
2006
2007
2008
2009
2010
2011
2012
2013
9M 14

$350
$300
$250
$200
$150
$100
$50
$0
$54
$65
$175
$249
$201
$179
$247
$285
$246
2006
2007
2008
2009
2010
2011
2012
2013
9M 14

(1) Based on 2013 U.S. trading volume per Bloomberg. (2) Includes Thomas Weisel historical investment banking revenues for years 2006 through September 30, 2010.
(3) 2012 includes realized and unrealized gains on the Company’s investment in Knight Capital Group, Inc. of $39.0 million.
Institutional Group
Net Revenues ($MM) (2)(3)
Fixed Income Brokerage + Investment Banking
Overview
Provides securities brokerage, trading, research,
underwriting and corporate advisory services
Largest provider of U.S. Equity Research
2 nd largest Equity trading platform in the U.S.
outside of the Bulge Bracket (1)
Full Service Investment Bank
Comprehensive Fixed Income platform
Equity Brokerage + Investment Banking (2)

U.S. Equity Research Coverage (1)
Coverage Balanced Across All Market Caps (3)
Institutional Group – Research
Stifel Research Highlights

Largest U.S. Equity Research Platform
Largest provider of U.S. Equity Research
Largest provider of U.S. Small Cap Research
111 analyst across 12 sectors
Largest provider of Financial Services coverage
Ranked #2 in the FT/Starmine 2014 Survey (2)
(1) Source: StarMine rankings as of 9/10/14 for US Domiciled stocks with a rating. Does not include Closed End Funds.
(2) Ranking includes both Stifel and KBW.
(3) Small Cap includes market caps less than $1 billion; Mid Cap includes market caps less than $5 billion.
Research coverage distribution as of 8/20/14.
Rank Firm Overall Mid Cap Small Cap
1 Stifel / KBW 1,412 515 454
2 BofA Merrill Lynch 1,173 459 142
3 Goldman Sachs 1,102 398 94
4 Wells Fargo Securities, Llc 1,075 415 165
5 JPMorgan 1,053 386 139
6 Raymond James 1,008 393 271
7 Credit Suisse 946 296 155
8 Morgan Stanley 943 305 86
9 Barclays 925 314 94
10 RBC Capital Markets 918 324 126
11 Deutsche Bank Securities 894 283 124
12 Jefferies & Co. 871 296 183
13 Citi 866 290 103
14 UBS 750 216 70
15 Robert W. Baird & Co., Inc. 672 244 150
16 Morningstar, Inc. 648 131 16
17 William Blair & Company 593 208 165
18 BMO Capital Markets 592 180 103
19 Cowen And Company 586 167 168
20 Keybanc Capital Markets 552 267 112
21 Piper Jaffray 533 185 175
22 Oppenheimer & Co. 516 165 108

Institutional Equity Sales Equity Trading
Institutional Group – Equity Sales and Trading

Extensive Distribution Network
Powerful Platform Spanning North America and Europe
103 person sales force, commission based
Experts in small and mid cap growth and value
Team based sales model with 2-4 sales people per
account
Team leaders have an average of 15 years experience
Offices in all major institutional markets in North
America & Europe
Accounts range from large mutual funds to small
industry focused investors
Managed over 780 non-deal roadshow days in 2013
Extensive experience with traditional and overnight
corporate finance transactions
92 sales traders located in
Baltimore, New York, Boston, Dallas, San
Francisco, and London
28 position traders covering each major industry
8 specialized traders focused on: Option Trading,
Convertible and ETF Trading
Profitable model with advantages of scale
Relationships with over 3,500 institutional accounts globally
Active daily market maker in over 3,700 stocks
Traded over 11.7 billion shares in 2013
Complete coverage of North America and Europe for North American listed equities
Major liquidity provider to largest equity money management complexes
Multi-execution venues: high-touch, algorithms, program trading, and direct market access
Dedicated convertible sales, trading, and research desk

All Other
8%
Bank/Thrift/
Credit Union
19%
Broker/Dealers
7%
Government
Entities
5%
Insurance Cos.
11%
Money Manager
50%

Overview
Strong Fixed Income Brokerage Capabilities
Institutional Group – Fixed Income
Client Distribution (1)(2)
Platform & Products
(1) Client Distribution is as of 7/28/2014.
(2) Other category includes: Credit Union, Corporation, Hedge Fund, Pension Fund, Trust Company, Foundation, Endowment, University & Non-Profit.

Comprehensive platform
85 traders with annual client trade volume
approaching $400 billion
27-person Fixed Income Research and Strategy
Group
7 person US Corporate Debt Capital Markets Group
Widespread distribution
Nearly 200 Institutional sales professionals covering
over 6,200 accounts
34 institutional fixed income offices nationwide
European offices in London and Zurich
Customer-driven
Focus on long-only money
managers and income funds
versus hedge funds
Consistency of execution
Identification of relative
value through asset
class/security selection
US Government and Agency
Securities
Investment Grade Credit
Mortgage-Backed Securities (MBS)
Reverse MBS
Whole Loans
Government-Guaranteed Loans
Asset-Backed Securities (ABS)
Commercial Mortgage-Backed
Securities (CMBS)
Certificates of Deposit
Municipal Sales and Trading and
Public Finance
UK Sales and Trading (former
Knight Capital team)
High Yield and Distressed Credit
Loan Trading Group
Aircraft Finance & Credit Solutions
Hybrid Securities
Emerging Markets
Structured Products

Overview
Institutional Group – Public Finance

Stifel has ranked in the top ten nationally for senior
managed negotiated underwritings for the past
three years, and Stifel has ranked number one
nationally for senior managed K-12 negotiated
underwritings since 2011.
Total of 21 Public Finance offices
105 Public Finance professionals
Specialty sectors:
Education
Local Government/Municipal
Healthcare
Public-Private Partnerships/Development
Housing
National K-12 2014YTD Negotiated Deal Rankings
Source: Thomson Reuters: SDC (True Economics to Book) Ranked by number of transactions.. 2014YTD as of 11/7/2014
Public Finance Underwritings
Rank Book Runner
Par Amount
(US$ mil)
Number of
Issues
1 Stifel Nicolaus & Co Inc 4,042.7 246
2 RBC Capital Markets 3,119.2 196
3 Piper Jaffray & Co 2,677.0 129
4 Robert W Baird & Co Inc 1,507.5 121
5 D A Davidson & Co 1,162.8 113
6 Raymond James 2,229.7 102
7 George K Baum & Company Inc 1,092.5 90
8 LJ Hart & Company 254.7 77
9 Roosevelt & Cross Inc 444.7 61
10 BOSC Inc 1,204.2 57
11 Fifth Third Securities Inc 851.0 54
12 Ross Sinclaire & Associates LLC 163.3 43
13 First Midstate Inc 70.3 42
14* Janney Montgomery Scott LLC 230.4 34
14* Ameritas Investment Corp 199.6 34
16* PNC Financial Services Group Inc 572.3 31
16* FirstSouthwest 543.1 31
18 City Securities Corporation 353.3 27
19 Oppenheimer & Co 236.2 26
20 Citi 1,337.9 24
Negotiated
Number Par Amount Number Par Amount Number Par Amount
Senior Manager/Private Placement 447 $8,629,489,674 598 $9,928,173,963 559 $9,989,033,787
Co-Manager 110 $22,972,262,051 151 $41,793,904,000 162 $53,169,398,000
Total 557 $31,601,751,725 749 $51,722,077,963 721 $63,158,431,787
Competitive
Number Par Amount Number Par Amount Number Par Amount
Senior Manager 46 $3,210,384,999 73 $587,723,000 114 $803,240,000
Co-Manager 248 $5,603,053,734 268 $3,138,960,000 299 $4,586,264,000
Total 294 $8,813,438,733 341 $3,726,683,000 413 $5,389,504,000
September 30, 2014 2013 2012
September 30, 2014 2013 2012

STIFEL

Rank	Firm	# of Deals	$ Volume
	($ in billions)		
1	Bank of America Merrill Lynch	1,072	$611.0
2	JPMorgan	1,042	$608.9
3	Citi	980	$609.9
4	Morgan Stanley	950	$589.3
5	Barclays	888	$502.3
6	Credit Suisse	852	$510.3
7	Wells Fargo Securities	844	$455.7
8	Deutsche Bank	843	$510.8
9	**Stifel / Keefe, Bruyette & Woods**	**807**	**$304.8**
10	Goldman Sachs	773	$525.7
11	RBC Capital Markets	766	$364.4
12	UBS	648	$359.6
13	**Raymond James**	**557**	**$285.6**
14	**Robert W Baird & Co**	**416**	**$115.3**
15	**Piper Jaffray & Co**	**412**	**$181.6**
16	**Jefferies LLC**	**410**	**$97.6**
17	**JMP Securities LLC**	**372**	**$70.3**
18	**Oppenheimer & Co Inc**	**367**	**$93.7**
19	**KeyBanc Capital Markets**	**335**	**$150.8**
20	**William Blair & Co LLC**	**312**	**$84.3**
21	**Cowen & Co LLC**	**307**	**$64.5**
22	**BMO Capital Markets**	**280**	**$104.6**
23	**Canaccord Genuity Corp**	**268**	**$32.4**
24	**Janney Montgomery Scott**	**235**	**$40.0**
25	**Ladenburg Thalmann & Co Inc**	**228**	**$32.7**

Rank	Firm	# of Deals	$ Volume
	($ in billions)		
1	Bank of America Merrill Lynch	984	$114.8
2	JPMorgan	928	$120.4
3	Morgan Stanley	877	$129.9
4	Citi	861	$116.6
5	Barclays	746	$101.2
6	Goldman Sachs	701	$115.8
7	Credit Suisse	694	$87.4
8	Deutsche Bank	672	$75.6
9	Wells Fargo Securities	597	$45.8
10	UBS	455	$44.6
11	RBC Capital Markets	330	$24.3
12	**Jefferies LLC**	**329**	**$18.7**
13	**Stifel / Keefe, Bruyette & Woods**	**268**	**$13.9**
14	**Raymond James**	**170**	**$8.6**
15	**Piper Jaffray & Co**	**142**	**$6.2**
16	**Cowen & Co LLC**	**122**	**$3.9**
17	**Roth Capital Partners**	**102**	**$2.0**
18	**Robert W Baird & Co**	**100**	**$4.3**
19	**Leerink Partners LLC**	**94**	**$3.8**
20	**BMO Capital Markets**	**81**	**$4.9**
21	**Aegis Capital Corp**	**76**	**$1.1**
22	**KeyBanc Capital Markets**	**65**	**$3.8**
23	**Sandler O'Neill & Partners**	**64**	**$5.0**
23	**Lazard Capital Markets**	**64**	**$1.8**
25	**William Blair & Co LLC**	**59**	**$2.3**

Accomplished U.S. Equity Underwriting Franchise – All Equity Transactions
Investment Banking
Bookrun Equity Deals Since 2010 All Managed Equity Deals Since 2010

Source: Dealogic. Rank eligible SEC registered IPOs and Follow-On offerings since 2010. Includes demutualizations. As of 9/30/14. Overlapping deals between Stifel and its acquired firms have been removed.
Note: $ Volume represents full credit to underwriter for All Managed Equity Deals and apportioned credit to bookrunner for Bookrun Equity Deals.

Financial Overview

STIFEL

$2,500
$2,000
$1,500
$1,000
$500
$0
$452
$763
$870
$1,091
$1,384
$1,417
$1,594
$1,978
$1,635
2006
2007
2008
2009
2010
2011
2012
2013
9M14

$250
$200
$150
$100
$50
$0
$40
$67
$73
$76
$125
$114
$145
$185
$152
2006
2007
2008
2009
2010
2011
2012
2013
9M14

$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$220
$425
$593
$873
$1,254
$1,302
$1,495
$2,059
$2,239
2006
2007
2008
2009
2010
2011
2012
2013
Q3 14

$180
$150
$120
$90
$60
$30
$0
$35
$59
$53
$94
$114
$122
$138
$166
$173
2006
2007
2008
2009
2010
2011
2012
2013
Q3 14

$40
$30
$20
$10
$0
$8.23
$12.24
$15.12
$19.24
$24.42
$25.10
$27.24
$32.30
$33.92
2006
2007
2008
2009
2010
2011
2012
2013
Q3 14

(1) CAGR reflects years 2006 to 2013.
(2) Book Value Per Share adjusted for April 2011 three-for-two stock split (2006-2010).
Selected Financial Highlights
CAGR: 24% CAGR: 24%
CAGR: 21%
CAGR: 24%
Core Net Revenues ($MM)
(1)
Core Net Income ($MM)
(1)
Total Equity ($MM)
Total Client Assets ($BN) Book Value Per Share
(2)
CAGR: 37%

Stifel Financial Results
Three months ended September 30, 2014
(1) (2) (2)

(1) Non-core adjustments consist of merger-related revenues and expenses associated with our recent acquisitions and discontinued operations of SN Canada.
(2) Results for the three months ended September 30, 2013 and June 30, 2014 are Core (non-GAAP).
($ in thousands, except per share amounts)
Non-GAAP Non-Core GAAP 9/30/13 % Change 6/30/14 % Change
Total revenues 536,241 $        (1,559) $           534,682 $        491,101 $        9.2% 570,543 $     (6.0%)
Interest expense 11,516             (289)                   11,227             11,467             0.4% 9,048             27.3%
Net revenues 524,725           (1,270)              523,455           479,634           9.4% 561,495        (6.5%)
Compensation and benefits 324,193           7,247                331,440           297,374           9.0% 353,754        (8.4%)
Non-comp operating expenses 122,501           3,748                126,249           116,817           4.9% 122,811        (0.3%)
Total non-interest expenses 446,694           10,995             457,689           414,191           7.8% 476,565        (6.3%)
Income from continuing operations before income taxes 78,031             (12,265)            65,766             65,443             19.2% 84,930          (8.1%)
Provision for income taxes 29,333             (3,660)              25,673             25,794             13.7% 33,664          (12.9%)
Net income from continuing operations 48,698 $          (8,605) $           40,093 $          39,649 $          22.8% 51,266 $       (5.0%)
Discontinued operations:
Loss from discontinued operations, net of tax -                     (190)                   (190)                  -                     -
Net income 48,698 $          (8,795) $           39,903 $          39,649 $          22.8% 51,266 $       (5.0%)
Earnings per diluted common share:
Income from continuing operations 0.64 $               (0.12) $             0.52 $               0.53 $               20.8% 0.68 $            (5.9%)
Loss from discontinued operations -                     -                     -                     -                     -
Earnings per diluted common share 0.64 $               (0.12) $             0.52 $               0.53 $               20.8% 0.68 $            (5.9%)
Weighted average number of shares outstanding:
Diluted 76,681 75,191 2.0% 75,641 1.4%
Ratios to net revenues:
Compensation and benefits 61.8% 63.3% 62.0% 63.0%
Non-comp operating expenses 23.3% 24.2% 24.4% 21.9%
Income from continuing operations before income taxes 14.9% 12.6% 13.6% 15.1%
Three Months Ended September 30, 2014 Three Months Ended

($ in thousands, except per share amounts)
Non-GAAP Non-Core GAAP 9/30/13 % Change
Total revenues 1,664,072 $    (5,023) $           1,659,049 $    1,448,302 $    14.9%
Interest expense 29,417             (716)                   28,701             34,642             (15.1%)
Net revenues 1,634,655       (4,307)              1,630,348       1,413,660       15.6%
Compensation and benefits 1,022,434       11,044             1,033,478       889,728           14.9%
Non-comp operating expenses 364,688           10,765             375,453           319,275           14.2%
Total non-interest expenses 1,387,122       21,809             1,408,931       1,209,003       14.7%
Income from continuing operations before income taxes 247,533           (26,116)            221,417           204,657           21.0%
Provision for income taxes 95,541             (7,767)              87,774             79,817             19.7%
Net income from continuing operations 151,992 $        (18,349) $        133,643 $        124,840 $        21.7%
Discontinued operations:
Loss from discontinued operations, net -                     (2,757)              (2,757)
Net income 151,992 $        (21,106) $        130,886 $        124,840 $        21.7%
Earnings per diluted common share:
Income from continuing operations 2.00 $               (0.24) $             1.76 $               1.71 $               17.0%
Loss from discontinued operations, net -                     (0.04)                (0.04)                -
Earnings per diluted common share 2.00 $               (0.28) $             1.72 $               1.71 $               17.0%
Weighted average number of shares outstanding:
Diluted 76,011 72,851 4.3%
Ratios to net revenues:
Compensation and benefits 62.5% 63.4% 62.9%
Non-comp operating expenses 22.4% 23.0% 22.6%
Income from continuing operations before income taxes 15.1% 13.6% 14.5%
Nine Months Ended September 30, 2014 Nine Months Ended
Stifel Financial Results
(1) (2)

(1) Non-core adjustments consist of merger-related revenues and expenses associated with our recent acquisitions and discontinued operations of SN Canada.
(2) Results for the nine months ended September 30, are Core (non-GAAP).
Nine months ended September 30, 2014

Three Months Ended
Estimate
($ in thousands) 3/31/14 6/30/14 9/30/14 12/31/14
Acquisitions
Acacia Federal Savings Bank 1,132 $       2,259 $       1,227 $       - $
De La Rosa & Co., Inc. 130              765              164              -
Keefe, Bruyette & Woods, Inc. 709              480              23                -
Knight Fixed Income 1,477           94                9                   -
Miller Buckfire & Co., LLC 1,172           1,233           1,182           1,200
Oriel Securities Holding Limited -               557              7,415           5,000
Ziegler Capital Management 4                   11                229              -
Intangible amortization 1,820           1,680           1,643           1,800
6,444           7,079           11,892        8,000
Legg Mason Invesment Counsel -               328              373             TBD
Total Deal Costs (Pre-tax) 6,444 $       7,407 $       12,265 $     8,000 $
Discontinued Operations, net (591) $         (1,976) $      (190) $         (200) $
Actual
Non-Core Deal Costs

Sources of Revenues
($ in thousands)
9/30/14 9/30/13
%
Change
6/30/14
%
Change
9/30/14 9/30/13
%
Change
Commissions 151,621 $    145,837 $    4.0% 152,712 $        (0.7%) 463,749 $      446,498 $      3.9%
Principal transactions 109,378       122,583       (10.8%) 125,676           (13.0%) 361,515         341,153         6.0%
Brokerage revenues 260,999       268,420       (2.8%) 278,388           (6.2%) 825,264         787,651         4.8%
Capital raising 69,208         53,665         29.0% 81,159             (14.7%) 223,898         175,252         27.8%
Advisory 50,939         39,186         30.0% 60,356             (15.6%) 170,068         113,947         49.3%
Investment banking 120,147       92,851         29.4% 141,515           (15.1%) 393,966         289,199         36.2%
Asset mgt and service fees 96,638         76,710         26.0% 94,231             2.6% 280,039         221,711         26.3%
Other 4,803            13,063         (63.2%) 8,742                (45.1%) 18,745           45,269           (58.6%)
    Total operating revenues 482,587       451,044       7.0% 522,876           (7.7%) 1,518,014     1,343,830     13.0%
Interest revenue 52,096         39,130         33.1% 46,113             13.0% 141,035         101,829         38.5%
    Total revenues 534,683       490,174       9.1% 568,989           (6.0%) 1,659,049     1,445,659     14.8%
Interest expense 11,228         11,535         (2.7%) 8,842                27.0% 28,701           34,738           (17.4%)
    Net revenues 523,455 $    478,639 $    9.4% 560,147 $        (6.6%) 1,630,348 $  1,410,921 $  15.6%
Three Months Ended Nine Months Ended

Brokerage & Investment Banking Revenues
($ in thousands)
9/30/14 9/30/13
% Change
6/30/14
% Change
9/30/14 9/30/13
% Change
Global Wealth Management 159,372 $   158,085 $   0.8% 161,780 $   (1.5%) 482,657 $   477,367 $   1.1%
Institutional Group
Equity brokerage 58,198        58,677        (0.8%) 62,087        (6.3%) 186,053      172,187      8.1%
Fixed income brokerage 43,429        51,658        (15.9%) 54,520        (20.3%) 156,553      138,097      13.4%
Total Institutional Group 101,627      110,335      (7.9%) 116,607      (12.8%) 342,606      310,284      10.4%
Total brokerage revenues 260,999      268,420      (2.8%) 278,387      (6.2%) 825,263      787,651      4.8%
Investment Banking:
Capital raising
Equity 44,068        38,653        14.0% 60,901        (27.6%) 158,037      126,198      25.2%
Fixed income 25,141        15,231        65.1% 20,258        24.1% 65,862        48,838        34.9%
Total capital raising 69,209        53,884        28.4% 81,159        (14.7%) 223,899      175,036      27.9%
Advisory fees 50,938        38,967        30.7% 60,356        (15.6%) 170,067      114,163      49.0%
Total Investment banking 120,147      92,851        29.4% 141,515      (15.1%) 393,966      289,199      36.2%
Three Months Ended Nine Months Ended

Core Non-Interest Expenses

(1) Excludes non-core adjustments consisting of merger-related revenues and expenses associated with our recent acquisitions and discontinued operations of SN Canada.
(2) Transition pay includes amortization of retention awards, signing bonuses, and upfront notes.
Three months ended September 30, 2014
($ in thousands)
9/30/14
(1)
9/30/13 % Change 6/30/14 % Change 9/30/14
(1)
9/30/13 6/30/14
Net revenues 524,725 $      479,634 $      9.4% 561,495 $      (6.5%) 100.0% 100.0% 100.0%
Compensation and benefits 297,340         275,503         7.9% 328,380         (9.5%) 56.7% 57.4% 58.5%
Transitional pay 26,853           21,871           22.8% 25,374           5.8% 5.1% 4.6% 4.5%
Total compensation and benefits 324,193         297,374         9.0% 353,754         (8.4%) 61.8% 62.0% 63.0%
Occupancy and equipment rental 40,421           39,856           1.4% 40,493           (0.2%) 7.7% 8.3% 7.2%
Communication and office supplies 27,448           25,105           9.3% 25,691           6.8% 5.2% 5.2% 4.6%
Commissions and floor brokerage 9,971             9,775             2.0% 9,248             7.8% 1.9% 2.0% 1.6%
Other operating expenses 44,661           42,081           6.1% 47,379           (5.7%) 8.5% 8.8% 8.5%
Total non-comp operating expenses 122,501         116,817         4.9% 122,811         (0.3%) 23.3% 24.4% 21.9%
Total non-interest expense 446,694         414,191         7.8% 476,565         (6.3%) 85.1% 86.4% 84.9%
Income from continuing operations before income taxes 78,031           65,443           19.2% 84,930           (8.1%) 14.9% 13.6% 15.1%
Provision for income taxes 29,333           25,794           13.7% 33,664           (12.9%) 5.6% 5.4% 6.0%
Non-GAAP net income from continuing operations 48,698 $        39,649 $        22.8% 51,266 $        (5.0%) 9.3% 8.3% 9.1%
Non-core expenses (after-tax)
(8,605) 35,280               (5,689)
GAAP net income from continuing operations 40,093 $        74,929 $        45,577 $
Three Months Ended % of Net revenues
(2)

Core Non-Interest Expenses

(1) Excludes non-core adjustments consisting of merger-related revenues and expenses associated with our recent acquisitions and discontinued operations of SN Canada.
(2) Transition pay includes amortization of retention awards, signing bonuses, and upfront notes.
Nine months ended September 30, 2014
($ in thousands)
9/30/14
(1)
9/30/13 % Change 9/30/14
(1)
9/30/13
Net revenues 1,634,655 $   1,413,660 $   15.6% 100.0% 100.0%
Compensation and benefits 946,755         826,314         14.6% 57.9% 58.6%
Transitional pay
(2)
75,679           63,414           19.3% 4.6% 4.5%
Total compensation and benefits 1,022,434      889,728         14.9% 62.5% 62.9%
Occupancy and equipment rental 120,484         108,596         10.9% 7.4% 7.7%
Communication and office supplies 77,940           70,565           10.5% 4.8% 5.0%
Commissions and floor brokerage 28,247           27,599           2.3% 1.7% 2.0%
Other operating expenses 138,017         112,515         22.7% 8.4% 8.1%
Total non-comp operating expenses 364,688         319,275         14.2% 22.3% 22.6%
Total non-interest expense 1,387,122      1,209,003      14.7% 84.9% 85.5%
Income from continuing operations before income taxes 247,533         204,657         21.0% 15.1% 14.5%
Provision for income taxes 95,541           79,817           19.7% 5.8% 5.6%
Non-GAAP net income from continuing operations 151,992 $      124,840 $      21.7% 9.3% 8.8%
Non-core expenses (after-tax)
(18,349) (4,058)
GAAP net income from continuing operations 133,643 $      120,782 $
Nine Months Ended % of Net revenues

Segment Comparison - Core

Three and nine months ended September 30, 2014
(1) Excludes the other segment.
($ in thousands)
9/30/14 9/30/13
% Change
6/30/14
%
Change
9/30/14 9/30/13
%
Change
Net revenues:
Global Wealth Management 317,241 $   274,669 $   15.5% 307,247 $   3.3% 921,671 $    824,344 $    11.8%
Institutional Group 215,160      205,132      4.9% 255,712      (15.9%) 720,849       593,875       21.4%
Other (7,676)        (167)           (4496.4%) (1,464)        424.3% (7,865)          (4,559)          (72.5%)
524,725 $   479,634 $   9.4% 561,495 $   (6.5%) 1,634,655 $ 1,413,660 $ 15.6%
Operating contribution:
Global Wealth Management 94,026 $     72,128 $     30.4% 89,098 $     5.5% 262,800 $    220,551 $    19.2%
Institutional Group 29,500        34,986        (15.7%) 42,690        (30.9%) 117,812       94,298         24.9%
Other (45,495)      (41,671)      (9.2%) (46,858)      2.9% (133,079)      (110,192)      (20.8%)
78,031 $     65,443 $     19.2% 84,930 $     (8.1%) 247,533 $    204,657 $    21.0%
Operating contribution
Global Wealth Management 29.6            26.3            29.0            28.5             26.8
Institutional Group 13.7            17.1            16.7            16.3             15.9
14.9            13.6            15.1            15.1             14.5
As a percentage of net revenues:
Three Months Ended Nine Months Ended
(1)

Actual ($) Yield (%) Actual ($) Yield (%) Actual ($) Yield (%) Q314 v Q313 Q314 v Q214
Assets
Cash 142,444            0.39                    350,255                 0.24              132,152                0.37                    (59.3)                   7.8
Investment securities 2,720,860         2.39                    2,949,080             2.33              2,915,235             2.47                    (7.7)                     (6.7)
Bank loans 1,988,076         4.82                    1,136,590             2.95              1,893,330             3.38                    74.9                    5.0
Total interest earning assets 4,851,380         3.24                    4,435,925             2.41              4,940,717             2.73                    9.4                      (1.8)
Other assets (non-interest earning) 109,192            111,146                 109,319                (1.8)                     (0.1)
Total assets 4,960,572         4,547,071             5,050,036             9.1                      (1.8)
Liabilities
Deposits 4,552,522         0.15                    4,228,405             0.25              4,653,656             0.14                    7.7                      (2.2)
Other liabilities (non-interest bearing) 18,728              25,335                    26,182                   (26.1)                   (28.5)
Total liabilites 4,571,250         4,253,740             4,679,838             7.5                      (2.3)
Net interest margin
3.10                    2.17              2.59
Allowance for loan losses 18,996 $           13,233 $                17,104 $               43.6                    11.1
Allowance as a percentage of loans 1.18% 1.23% 0.97%
Non-performing assets as a percentage of total assets
0.07% 0.32% 0.10%
% Change As of 9/30/14 As of 9/30/13 As of 6/30/14
Note:  Actual amounts presented above are as of period-end and yields are based off of quarter-to-date averages.
(1) Investment securities includes available-for-sale and held-to-maturity securities.
(2) Includes loans held for sale.
Stifel Bank & Trust
An Operating Unit of GWM

(1)
(2)

($ in thousands)
Total Assets 9,326,117 $
Stockholders' Equity 2,238,549 $
6.70% senior notes, due 2022 175,000 $
5.375% senior notes, due 2022 150,000
4.250% senior notes, due 2024 300,000
Debentures to Stifel Financial Capital Trusts II, III, & IV 82,500
Total Capitalization 2,946,049 $
Ratios:
Debt to Equity 18.2%
Tier 1 Leverage Ratio 16.0%
Tier 1 Risk Based Capital Ratio 27.9%
(1) Debt to equity ratio includes the debentures to Stifel Financial Capital Trusts ($82.5m) and Senior Notes ($625.0m) divided by stockholders’ equity.
As of September 30, 2014
Capital Structure

(1)